1 Exhibit 10.33 AMENDMENT TO EMPLOYMENT AGREEMENT This AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is effective as of February 23, 2016 (the "Effective Date"), by and between FIDELITY NATIONAL INFORMATION SERVICES, INC., a Georgia corporation ("FIS" or the "Company"), and Gary Norcross (the "Employee") and amends that certain Amended and Restated Employment Agreement dated December 29, 2009, as previously amended on March 30, 2012 and January 1, 2015 (as previously amended, the "Agreement"). Unless expressly amended herein, the terms of the Agreement remain in full force and effect. In consideration of the mutual covenants and agreements set forth herein, the parties agree as follows: 1. Section 9(a)(iv) is deleted and the following is inserted in lieu thereof: “(iv) All stock option, restricted stock and other equity-based incentive awards granted by Company that were outstanding but not vested as of the Date of Termination shall become immediately vested and/or payable, as the case may be;” IN WITNESS WHEREOF the parties have executed this Amendment to be effective as of the date first set forth above. FIDELITY NATIONAL INFORMATION SERVICES, INC. By: ____________//S//______________ Its: CEVP, Chief Administrative Officer GARY NORCROSS ______________//S//________________